UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On March 26, 2009, Royal Gold, Inc. (the “Company”) entered into an Indemnification Agreement (the “Agreement”) with William M. Zisch, the newly appointed Vice President, Operations.  The Indemnification Agreement provides that the Company will hold harmless and indemnify Mr. Zisch to the fullest extent authorized or permitted by law, even if such indemnification is not specifically authorized by the other provisions of the Agreement, the certificate of incorporation, the Company’s bylaws or by statute.  The Agreement provides additional detail on the scope of the indemnification, the procedures for seeking indemnification and the methods for determining entitlement to indemnification.  The form of Indemnification Agreement is furnished as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)  Appointment of Principal Operating Officer

Effective March 24, 2009, William M. Zisch was appointed Vice President, Operations of the Company.  Mr. Zisch has over 25 years of industry experience and will be involved in the management and monitoring of the Company’s royalty portfolio, which consists of 117 royalty properties on five continents.  Mr. Zisch reports to the Company’s Chief Executive Officer, Tony Jensen.  The Company will pay Mr. Zisch an annual base salary of $240,000, and he will be eligible to participate in the Company’s present and future employee benefits plans if at such time he meets their respective eligibility requirements.

Mr. Zisch, age 51, has spent the last 12 years working for Newmont Gold Company (“Newmont”) and served as Vice President of Planning since 2007.  From 2005 to 2007, he was Vice President, African Operations and from 2003 to 2005, he was Group Executive/Managing Director, West African Operations for Newmont Ghana Gold.  From 2001 to 2003, he was Operations Manager, Minera Yanacocha S.R.L. – Newmont, Peru.  From 1997 to 2001, he was Director, Business Development and Planning and Project Manager for Newmont.  Prior to his tenure at Newmont, Mr. Zisch spent 16 years with FMC Company where he held several positions in operations and strategic sourcing.

The Company issued a press release announcing the appointment of Mr. Zisch on March 26, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

 (d) Exhibits

10.1	Form of Indemnification Agreement (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K (File No. 001-13357) on November 13, 2006 and incorporated herein by reference).

99.1	Press Release dated March 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)

Dated: March 27, 2009	By:	/s/ Karen Gross
Name: Karen Gross
Title: Vice President and Secretary

Exhibit Index

Exhibit No.

10.1	Form of Indemnification Agreement (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K (File No. 001-13357) on November 13, 2006 and incorporated herein by reference).

99.1	Press Release dated March 26, 2009.